SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15 (d)
             of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 4, 1996


                     All For A Dollar, Inc.
          (Exact Name of Registrant as Specified in Charter)

          Delaware            0-20150            04-3078083
(State or other Jurisdic-  (Commission File       (IRS Employer
1  tion of Incorporation)      Number          Identification No.)

3664 Main Street
Springfield, Massachusetts                            01107
(Address of Principal Executive Offices)           (zip Code)


       Registrant's telephone number, including area code:
                         (413)  733-1203

                               same
(Former Name or Former Address, if Changed Since Last Report)






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Item 3. Bankruptcy

On October 25, 1996, the Company filed Voluntary Petitions with the United States Bankruptcy Court for the Eastern District of New York at Brooklyn, New York, seeking relief pursuant to Chapter 11 of the United States Bankruptcy Code.

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                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 4, 1996



                                   ALL FOR A DOLLAR, INC.



                                   By /s/Donald A. Molta
                                      Donald A. Molta
                                      Vice President, Finance
                                      Chief Financial Officer

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